                              SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           RIBI IMMUNOCHEM RESEARCH, INC.
                  (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3)
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------
     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------
     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------
     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------
     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------
     3)   Filing Party:

          ----------------------------------------------------------------------
     4)   Date Filed:

          ----------------------------------------------------------------------

                                   March 18, 1996



Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Ribi ImmunoChem Research, Inc., which will be held at 2:00 P.M. on April 24, 1996, at Hamilton City Hall/Community Center, 223 S. 2nd St., Hamilton, Montana. Your Board of Directors looks forward to greeting personally those stockholders able to attend.

     At the meeting, you will be asked to elect six directors and approve and adopt a proposed 1996 Stock Option Plan. Whether or not you plan to attend, it is important that your shares are represented at the meeting. Accordingly, you are requested to promptly sign, date and mail the enclosed proxy in the envelope provided.

     Thank you for your consideration and continued support.

                                   Sincerely,

                                   /s/ Robert E. Ivy

                                   Robert E. Ivy
                                   Chief Executive Officer,
                                   President and Chairman

 [LOGO]                                   553 Old Corvallis Road
                                          Hamilton, Montana 59840



                      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              TO BE HELD APRIL 24, 1996



     The Annual Meeting of Stockholders of Ribi ImmunoChem Research, Inc., will be held on Wednesday, April 24, 1996, at 2:00 P.M., Mountain Daylight Time, at Hamilton City Hall/Community Center, 223 S. 2nd St., Hamilton, Montana, for the following purposes:

     1. To elect a board of six directors to serve until the next Annual Meeting of Stockholders or until their successors are duly elected and qualified;

     2.  To approve and adopt a 1996 Stock Option Plan;

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Holders of common stock of record at the close of business on March 4, 1996, will be entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

     All stockholders are invited to attend the annual meeting in person. Those who do not expect to attend the annual meeting are urged to sign and date the enclosed proxy and return it promptly in the enclosed stamped envelope. Your proxy will not be used if you subsequently decide to attend the annual meeting and to vote your shares in person.


BY ORDER OF THE BOARD OF DIRECTORS
Ronald H. Kullick
Secretary
March 18, 1996

                           RIBI IMMUNOCHEM RESEARCH, INC.
                               553 Old Corvallis Road
                               Hamilton, Montana 59840


                                   PROXY STATEMENT

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Ribi ImmunoChem Research, Inc. (the "Company"), of proxies in the accompanying form to be voted at the Annual Meeting of Stockholders to be held in Hamilton, Montana, on April 24, 1996, or any adjournment thereof, for the purposes set forth in the preceding notice. This proxy statement and the enclosed proxy are being mailed to stockholders on or about March 18, 1996.

     Proxies will be voted in accordance with the directions specified thereon and otherwise in accordance with the judgment of the persons designated as proxies. Any proxy returned on which no direction is specified will be voted FOR all items. A stockholder may revoke his or her proxy at any time prior to the voting thereof by filing with the Secretary of the Company a later proxy or written notice of revocation, or by attending the meeting and voting in person.

                                    VOTING RIGHTS

     Stockholders of record as of the close of business on March 4, 1996, will be entitled to vote at the meeting. As of that date, there were 18,888,543 shares of common stock outstanding and entitled to vote. Each share of common stock entitles the holder to one vote on all matters presented at the meeting. A majority of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes will be treated as present at the meeting for purposes of determining a quorum.
However, broker non-votes are not counted for purposes of determining the number of votes cast with respect to a particular proposal. In determining whether a proposal has been approved, abstentions are counted as votes against the proposal and broker non-votes are not counted as votes for or against the proposal. If a quorum is present, the proposed 1996 Stock Option Plan requires the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote to become effective. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote thereon.

                                      Item No.1
                                ELECTION OF DIRECTORS

     A board of six directors will be elected at the meeting, each director to hold office until the next Annual Meeting of Stockholders or until his successor is elected and qualified. Unless authority to vote is withheld, shares represented by proxies will be voted in favor of the election as directors the nominees named below (or, in the event, which is not anticipated, that any such nominees should become unavailable, a substitute nominee). The nominees are all present members of the Board of Directors.

     Certain information concerning each nominee is set forth below:

                                                                  Director
                                                                   Since     Age
                                                                  --------   ---
John L. Cantrell, Ph.D. . . . . . . . . . . . . . . . . . . . .     1981     57
     Executive Vice President of the Company since 1981.

Philipp Gerhardt, Ph.D. . . . . . . . . . . . . . . . . . . . .     1985     74
     Professor (Emeritus since 1992), Department of Microbiology and Public Health, Michigan State University, since 1965;
     Adjunct Senior Scientist, Michigan Biotechnology Institute,
     since 1985; member of the Committee on Biotechnology of the
     National Research Council from 1988 to 1991.

Mark I. Greene, M.D., Ph.D., FRCP.  . . . . . . . . . . . . . .     1995     47
     Director of the Division of Immunology, Department of
     Pathology, and Professor of Pathology, University of
     Pennsylvania School of Medicine, since 1986; Associate
     Director of the Division for Fundamental Research,
     University of Pennsylvania Cancer Center, since 1987;
     appointed the John Eckman Professor of Medical Science,
     University of Pennsylvania, in 1989.

Robert E. Ivy . . . . . . . . . . . . . . . . . . . . . . . . .     1987     62
     President and Chief Executive Officer of the Company since
     1987; Chairman of the Board of Directors of the Company
     since 1989; director and Chairman of the Finance Committee of St. Patrick Hospital, Missoula, Montana, since 1991;
     director of The International Heart Institute of Montana
     since 1995; member of the Advisory Council to the President,
     Montana State University ("MSU"), since 1993; member of the
     Advisory Board for the Center for Economic Renewal and
     Technology Transfer, MSU, since 1994.

Thomas N. McGowen, Jr., J.D.  . . . . . . . . . . . . . . . . .     1984     70
     Currently retired; director of various public and private
     companies for more than the past five years; currently a
     director of Federal Signal Corporation and Energy West
     Corporation.

Frederick B. Tossberg, M.B.A. . . . . . . . . . . . . . . . . .     1986     65
     Currently retired; formerly involved in finance and
     investments in industry and state government; currently
     director of various private entities.

                  COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and any persons who own more than 10% of a registered class of the Company's equity securities to file with the Securities and Exchange Commission and The Nasdaq Stock Market reports of ownership and changes in ownership of common stock of the Company. Officers, directors and greater than 10% stockholders are required to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during 1995, all filing requirements applicable to its officers, directors and greater than 10% beneficial owners, if any, were complied with, except that a report on Form 3 was inadvertently filed late for Mark I. Greene after he was appointed a director of the Company.

                               COMMITTEES AND MEETINGS

     The standing committees of the Board of Directors include an Audit Committee and a Committee of Outside Directors. During 1995, the Board of Directors held five meetings. Each incumbent director serving during 1995 attended more than 75% of all such meetings of the board and all meetings of committees of which he was a member. The Board of Directors does not have a nominating committee or any committee performing similar functions.

     The Audit Committee, which met once in 1995, is comprised of Messrs. McGowen and Tossberg, neither of whom is an employee of the Company. The principal functions of the Audit Committee are to review the scope of the audit conducted by the Company's independent auditors; to review recommendations contained in any management letters from the Company's independent auditors and the methods by which such recommendations are to be implemented; to review the Company's internal accounting controls; to review any related-party transactions on an ongoing basis to determine potential conflict-of-interest situations; and to recommend to the Board of Directors the appointment of the Company's independent auditors.

     The Committee of Outside Directors was established to act upon all matters concerning stock options for directors and officers pursuant to the Company's 1986 Stock Option Plan (as amended and restated) as adopted by the stockholders and to consider and make recommendations to the Board of Directors on matters in which directors who are also Company employees may have a conflict of interest or be otherwise involved personally, such as salary adjustments, employment agreements, etc. Members of the Committee of Outside Directors are Messrs. Chappell, Gerhardt, Greene, McGowen and Tossberg. The Committee of Outside Directors held one meeting during 1995.

                PRINCIPAL STOCKHOLDERS AND MANAGEMENT'S STOCKHOLDINGS

     The following table sets forth the number of shares of the Company's outstanding common stock which were owned beneficially, as of March 4, 1996, by
(i) each person known by the Company to own more than 5% of the Company's outstanding common stock, (ii) each director of the Company, all of whom, except for John F. Chappell, are also the nominees for election as directors, (iii) each of the most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in 1995, and (iv) all directors and executive officers of the Company as a group.

                                                           Amount        Percent
                                                        Beneficially       of
                                                          Owned (1)       Class
                                                        ------------     -------

                 Name or Group
                 -------------
Amerindo Investment Advisors Inc. . . . . . . . . .      1,925,000(2)     10.2%
Weiss, Peck & Greer . . . . . . . . . . . . . . . .      1,527,751(3)      8.1%
Delphi Asset Management . . . . . . . . . . . . . .        955,500(4)      5.1%
Robert E. Ivy . . . . . . . . . . . . . . . . . . .        213,600(5)      1.1%
John F. Chappell  . . . . . . . . . . . . . . . . .        178,360(6)       *
Ronald H. Kullick, R.Ph., J.D.  . . . . . . . . . .         61,000(7)       *
John L. Cantrell, Ph.D. . . . . . . . . . . . . . .         50,000(8)       *
Charles E. Richardson, Ph.D.  . . . . . . . . . . .         38,900(9)       *
Frederick B. Tossberg, M.B.A. . . . . . . . . . . .         36,719(10)      *
Thomas N. McGowen, Jr., J.D.  . . . . . . . . . . .         35,610(10)      *
Lonnie L. Bookbinder  . . . . . . . . . . . . . . .         32,000(11)      *
Philipp Gerhardt, Ph.D. . . . . . . . . . . . . . .         24,282(12)      *
Mark I. Greene, M.D., Ph.D., FRCP . . . . . . . . .          2,000          *
All directors and executive officers as a group
(13 persons). . . . . . . . . . . . . . . . . . . .        777,593(13)     4.0%

-------------
     *Less than 1% of the outstanding shares of the Company.

     (1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to warrants or options held by that person that are currently exercisable or exercisable within 60 days of March 4, 1996, are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of each other person. To the Company's knowledge, except as set forth in the footnotes to this table and subject to applicable community property laws, each person named in the table has sole voting and investment power with respect to the shares set forth opposite such person's name.

     (2) Based on a Schedule 13G dated January 11, 1996, Amerindo Investment Advisors Inc., a California corporation, whose principal executive offices are located at One Embarcadero Center, Suite 2300, San Francisco, CA 94111, ("Amerindo") and Amerindo Investment Advisors, Inc., a Panama corporation, whose principal executive offices are located at Edificio Sucre, Calle 48 Este, Bella Vista, Apartado 6277, Panama 5, Panama, ("Amerindo - Panama") have shared voting and dispositive power with respect to 1,925,000 shares as of December 31, 1995. Amerindo is registered as an investment adviser under Section 203 of the Investment Advisers Act of 1940, as amended. Messrs. Alberto W. Vilar and Gary A. Tanaka are sole stockholders and directors of each of the entities. Each person expressly disaffirms membership in any group under Rule 13d-5 under the Securities Exchange Act of 1934, as amended, or otherwise. The shares are held for the discretionary accounts of certain clients. Amerindo, Amerindo - Panama and Messrs. Vilar and Tanaka disclaim beneficial ownership of all such shares.

     (3) Based on a Schedule 13G dated February 9, 1996, Weiss, Peck & Greer ("the Partnership") a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934 and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, as amended, One New York Plaza, New York, NY 10004, has shared voting and dispositive power with respect to 1,527,751 shares as of December 31, 1995. The shares are held for the discretionary accounts of certain clients. The Partnership disclaims beneficial ownership of all such shares.

     (4) Based on a Schedule 13G dated February 12, 1996, Delphi Asset Management ("Delphi"), an investment adviser registered under section 203 of the Investment Advisers Act of 1940, as amended, 485 Madison Avenue, New York, NY 10022, has sole voting power with respect to 850,000 shares and sole dispositive power with respect to 955,500 shares as of December 31, 1995. Delphi holds 105,500 shares for the discretionary accounts of clients, and therefore, disclaims beneficial ownership of such 105,500 shares.

     (5) Represents 213,600 shares for which options were exercisable on March 4, 1996, or within 60 days thereafter. Does not include 2,185 shares owned of record and beneficially by Mr. Ivy's wife. Mr. Ivy disclaims beneficial ownership of such 2,185 shares.

     (6) Includes 91,027 shares for which warrants and options were exercisable on March 4, 1996, or within 60 days thereafter.

     (7) Includes 60,000 shares for which options were exercisable on March 4, 1996, or within 60 days thereafter.

     (8) Includes 35,000 shares for which options were exercisable on March 4, 1996, or within 60 days thereafter.

     (9) Includes 38,800 shares for which options were exercisable on March 4, 1996, or within 60 days thereafter.

     (10) Includes 25,351 shares for which options were exercisable on March 4, 1996, or within 60 days thereafter.

     (11) Includes 30,000 shares for which options were exercisable on March 4, 1996, or within 60 days thereafter.

     (12) Does not include 3,400 shares owned of record and beneficially by Dr. Gerhardt's wife. Dr. Gerhardt disclaims beneficial ownership of such 3,400 shares.

     (13) Includes 622,729 shares for which options were exercisable on March 4, 1996, or within 60 days thereafter.

                               EXECUTIVE COMPENSATION

     The following tables set forth information regarding executive compensation for the Company's Chief Executive Officer, President and Chairman and its most highly compensated executive officers who earned more than $100,000 in salary and bonus in 1995 for services performed in all capacities for the Company ("the Named Executive Officers").

                                                         Summary Compensation Table
                                                Years Ended December 31, 1995, 1994 and 1993

                                                          Long-term
                                                        Compensation-
                                                           Awards
                                                        -------------
                                   Annual                Securities
Name and                         Compensation            Underlying          All Other
Principal Position      Year  Salary       Bonus          Options (#)        Compensation
------------------      ----  ------       -----         -------------       ------------

Robert E. Ivy(1)        1995  $237,500   $25,000           65,000            $9,034(3)
Chief Executive         1994   222,500                                        9,078
Officer,                1993   209,154                     97,000(2)          8,892
President and
Chairman

Lonnie L. Bookbinder    1995   136,788                     25,000             1,247(4)
Vice President-
Director of Corporate
Development

Ronald H. Kullick       1995   107,055                                        1,606(4)
R.Ph., J.D.             1994    99,311    15,000                              1,488
Vice President-Legal
Counsel and Secretary

Charles E. Richardson   1995   105,404                                        1,897(4)
Ph.D., Vice President-
Pharmaceutical
Discovery

-------------
     (1)  The Company has an employment contract with Mr. Ivy which currently provides for an annual salary of $245,000 with associated executive benefits.  The agreement may be terminated by the Company by giving notice one year prior to the expiration of the contract, which otherwise automatically extends for one-year periods. If the agreement is terminated by the Company other than for cause, or by Mr. Ivy following his failure to be elected as a director of the Company or his removal as Chief Executive Officer, President and Chairman, Mr. Ivy will continue to receive his salary until the expiration of the agreement.  The Board of Directors reviews Mr. Ivy's salary annually and may adjust it.

     (2)  During 1995 options to purchase 15,000 shares, which were granted in 1993 and which were contingent on Mr. Ivy completing certain performance goals, were canceled after the Company determined that the goals were no longer appropriate.  The number of options granted in 1993 have been reduced to reflect the number of canceled options.

     (3)  During 1995 the Company provided supplemental long-term disability insurance for Mr. Ivy at a cost of $5,032 and a term life insurance policy on which the Company is not a beneficiary at a cost of $1,302.  The Company also contributed $2,700 for Mr. Ivy's account in a 401(k) savings plan.

     (4)  During 1995 the Company contributed $1,247, $1,606 and $1,897 for the  account of Messrs. Bookbinder, Kullick and
          Richardson, respectively, in a 401(k) savings plan.

                                                            Stock Option Grants
                                                        Year Ended December 31, 1995

                                     Individual Grants(1)
                          -----------------------------------------
                                       % of
                                       Total                               Potential
                            Number of   Stock                          Realizable Value at
                           Securities  Options                           Assumed Annual
                             Under-    Granted to                       Rates of Stock Price
                              lying    Employees  Exercise    Expira-     Appreciation for
                             Options   in Fiscal  Price Per   ation    10 Year Option Term(2)
    Name                    Granted      Year       Share      Date       5%           10%
    ----                   ----------  ---------  ---------  --------  --------      --------
Robert E. Ivy                65,000      67.7       $3.81    4-26-05   $155,848      $394,949
Lonnie L. Bookbinder         25,000      26.0        4.25    1-25-05     66,820       169,335

---------------
(1)  Of the stock options reported above, 20% are exercisable on the grant date and an additional 20% are exercisable on each anniversary of the grant date such that 100% are exercisable four years from the grant date.  The exercise price is equal to the market value of the stock on the grant date.

(2)  The potential realizable value is calculated based on the term of the option at its time of grant (ten years).  It is calculated by assuming that the stock price on the date of grant appreciates at the indicated annual rate, compounded annually for the entire term of the option, and that the option is exercised and sold on the last day of its term for the appreciated stock price.  Such values do not include consideration of income tax consequences.

                                                    Aggregated Stock Option Exercises
                                                      and Year End Stock Option Values
                                                        Year Ended December 31, 1995


                                                  Number of Securities     Value of
                                                      Underlying      Unexercised In-the-
                                                Unexercised Options  Money Options(1)(2)
                                                -------------------  --------------------
                Number of
                Shares Acquired    Value                    Unexer-               Unexer-
Name            on Exercise        Realized(2)  Exercisable cisable  Exercisable  cisable
----            ---------------    --------     ----------- -------  -----------  -------
Robert E. Ivy                                   169,200     102,800  $200,563    $129,125

Lonnie L. Bookbinder                             25,000      50,000     9,063      36,250

Ronald H. Kullick     2,000          $9,000      50,000      18,000    51,375       5,000

Charles E. Richardson                            30,800      14,200    17,500       3,125

-----------------
     (1)  Value is based on the closing price of the Company's stock on December 31, 1995, which was $6.06, less the option exercise price.

     (2)  The values presented do not include income tax consequences.

                    Report by the Committee of Outside Directors
                              on Executive Compensation

     The philosophy of the Company with respect to executive compensation is to offer competitive compensation opportunities which are based upon an individual's performance and contribution toward the attainment of Company and personal goals.

     At the present time, the Company's executive officers receive compensation in the form of base salary and long-term incentive compensation through the grant of stock options. Occasionally, they may receive cash bonuses for unusual or extraordinary accomplishments. They are also eligible to participate in an employee savings plan under Section 401(k) of the Internal Revenue Code. This plan covers substantially all full-time employees. The Company matches 30% of employee contributions up to 6% of compensation. In addition, the Company provides health, term life and disability insurance for employees who are actively employed.

     The Committee of Outside Directors (the "Committee") of the Board of Directors is responsible for administering executive officer compensation. The Committee is comprised of non-employee directors who are not eligible to participate in any of the compensation plans it administers. The Committee reviews compensation annually, usually during the first quarter of the fiscal year for executives other than the Chief Executive Officer, and based upon its review makes specific compensation recommendations to the Board of Directors for ratification.

     With respect to compensation for executive officers other than the Chief Executive Officer, the Committee reviews with the Chief Executive Officer a compensation proposal prepared by the Chief Executive Officer with the assistance of the Company's Human Resources staff. The compensation proposal is based upon an objective performance evaluation measuring past performance as well as defined expected future contributions. Other factors taken into account include compensation information of peer group companies, national surveys and the financial condition of the Company. The proposal is then submitted to the full Board of Directors for ratification. Stock option grants, if any, are administered solely by the Committee.

     The Committee also assesses the performance of the Chief Executive Officer, usually in the second quarter of the fiscal year, against previously set goals and objectives and reviews with the Chief Executive Officer future goals and objectives. Based upon this evaluation, and further considering peer group and national survey compensation data, as well as the financial status of the Company, the Committee determines what it believes to be appropriate compensation and submits its proposal for ratification by the Board of Directors. Stock option grants, if any, are administered solely by the Committee.

     Effective July 1, 1995, Mr. Ivy's annual base salary was increased from $230,000 to $245,000. Effective April 26, 1995, Mr. Ivy was awarded a cash bonus of $25,000 and options to purchase 65,000 shares of common stock of the Company under the Company's stock option program. The increase in salary, bonus and stock option award were done in recognition of his substantial achievements made in the previous year. Special achievements were noted in strengthening internal operations such as manufacturing, research and drug development, as well as considerable progress in negotiations for additional product license and supply agreements. In 1993 Mr. Ivy had been granted options which were contingent upon his achieving certain performance goals. At the end of 1994 options for 15,000 shares remained contingent upon completing the goals. The Committee determined in 1995 that the goals related to the options for the 15,000 shares were not reasonably achievable and accordingly, the options were canceled. In addition, pursuant to the Company's employment agreement with Mr. Ivy, he received an automobile allowance of $5,400, a term life insurance policy at a cost of $1,302 and a supplemental long-term disability insurance policy at a cost of $5,032. The Company is not a beneficiary on either insurance policy.

     The Company is required to disclose its policy regarding qualifying executive compensation for deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that, for purposes of the regular income tax and the alternative minimum tax, the otherwise allowable deduction for compensation paid or accrued with respect to a covered employee of a publicly owned corporation is limited to no more than $1 million per year. It is not expected that the compensation to be paid to the Company's executive officers for fiscal 1996 will exceed the $1 million limit per officer. The Company's 1996 Stock Option Plan (the "Plan") is structured so that any compensation deemed paid to an executive officer when he exercises an outstanding option under the Plan, with an exercise price equal to the fair market value of the option shares on the grant date, will qualify as performance-based compensation which will not be subject to the $1 million limitation.

                         The Committee of Outside Directors
                         April 1995

                         John F. Chappell, Chairman and Secretary
                         Philipp Gerhardt
                         Mark I. Greene
                         Thomas N. McGowen, Jr.
                         Frederick B. Tossberg

                     Stockholder Return Performance Presentation

     Set forth below is a five-year line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's common stock with the cumulative total return for The Nasdaq Stock Market (U.S. Companies) and the Nasdaq Pharmaceutical Stocks. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on December 31, 1990 and all dividends, if any, were reinvested.



                        COMPARISON OF FIVE-YEAR TOTAL RETURN



                                      Years Ended December 31,
                         --------------------------------------------
                         1990    1991    1992    1993    1994    1995
                         ----    ----    ----    ----    ----    ----
Ribi ImmunoChem
  Research, Inc.          100     335     375     375     170     243

Nasdaq Stock Market -
  Total Return (U.S.
  Companies)              100     161     187     215     210     296

Nasdaq Stock Market -
  Pharmaceutical Stocks   100     266     221     197     148     271




                               DIRECTORS' COMPENSATION

     In 1995 each director who is not an employee of the Company was paid $6,000 per year plus $500 for each day on which the director attended meetings and was reimbursed for travel expenses. Additionally, directors who perform extraordinary services are entitled to compensation at the rate of $125 per hour. Messrs. McGowen and Tossberg each received $200 in 1995 for extraordinary services performed.

     The Company's stock option plan provides for the issuance of discounted stock options to certain directors. The plan, as amended, allows for the issuance of nonqualified stock options with an exercise price which is 20% below the market price of the Company's common stock on the grant date. The discounted stock options may be awarded to directors who are not employees of the Company who elect to receive the discounted stock options rather than cash for all or a portion of their director fees. The directors are required to make the voluntary election at least six months prior to the beginning of each calendar year. The number of options to be granted is determined by dividing the amount of the foregone cash compensation by the amount of the per share price discount on the grant date. Such options are granted at the end of each calendar quarter and are fully vested on the grant date. The options, which expire if not exercised within ten years from the grant date, are exercisable after a six month period following the grant date. For the year 1995 in lieu of cash compensation, Messrs. McGowen and Tossberg were each granted options to purchase 9,860 shares at exercise prices ranging from $3.10 to $4.85 per share.

                                     Item No. 2
                   APPROVAL OF THE RIBI IMMUNOCHEM RESEARCH, INC.
                                1996 STOCK OPTION PLAN

     The Board of Directors ("Board") has proposed and is unanimously recommending approval of the adoption of a new stock option plan (the "Plan"). The Plan was adopted by the Board on January 31, 1996, subject to approval by the stockholders.

     The Company has had a stock option plan called the Ribi ImmunoChem Research, Inc. 1986 Stock Option Plan. Under terms approved by stockholders in 1986, the 1986 Stock Option Plan expired on February 10, 1996. All options available under this plan have been awarded. The Board of Directors believes that the Company's long-term progress is dependent upon the quality and continuity of management and key employees. The purpose of the new Plan is to continue to aid the Company in attracting and retaining qualified and competent employees, directors and consultants. Additionally, the Board believes that awarding stock options to employees and directors tends to more closely align their interests with those of stockholders. The Board believes that the Plan will continue to constitute an important incentive to employees, directors and consultants of the Company.

     The Plan provides for the grant of incentive awards in the form of Incentive Stock Options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended, {"Code"}), Nonqualified Stock Options (hereinafter collectively referred to as "Options") and Stock Appreciation Rights ("SARs"), an arrangement which the Board believes may afford flexibility to the Company.

     The full text of the Plan as adopted by the Board appears as Appendix A included in this Proxy Statement. The essential features of the Plan are summarized below, but such summary is qualified in its entirety by the full text of the Plan.

     A total of 900,000 shares of the Company's common stock, whether authorized but unissued shares or treasury shares, will be available for issuance upon the exercise of Options granted under the Plan. The total number of shares available under the Plan, the number of shares subject to outstanding Options and the exercise price per share of Options will be subject to adjustment upon the occurrence of stock dividends (in excess of 2 percent), re-incorporation, reorganization, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar change in the capital structure of the Company in order to preserve but not increase the benefits to an optionee. If any Option under the Plan terminates or expires, the shares allocable to the unexercised portion of the Option will again be available for purposes of the Plan.

     The fair market value of the Company's common stock on March 4, 1996, as determined by the closing price reported by The Nasdaq Stock Market, was $5.63 per share. The maximum number of shares which may be offered upon exercise of options under the Plan constitutes approximately 4.8% of the common stock outstanding on the record date.

     The Company cannot now determine the number of Options to be granted in the future under the Plan to all current executive officers as a group or all employees (excluding current executive officers) as a group. The table under the caption "Stock Option Grants Year Ended December 31, 1995" provides information with respect to the grant of options under the Company's 1986 Stock Option Plan (the "1986 Plan") to the Named Executive Officers of the Company during 1995 and the discussion under "Directors Compensation" provides information with respect to the grant of options under the 1986 Plan to directors of the Company during 1995. The following table sets forth additional information with respect to options granted under the 1986 Plan during 1995:

                                                                Weighted Average
                                   Options     % of Total         Exercise Price
       Identity of Group           Granted    Options Granted       Per Share
-----------------------------      -------    ---------------    ---------------
Executive officers as a group       90,000          78              $ 3.93
Non-executive officer employees
  as a group                         6,000           5                3.73
Non-executive officer directors
  as a group                        19,720          17                3.65
                                   -------         ---
                                   115,720         100                3.88
                                   =======         ===

Administration of the Plan

     The Plan will be administered by the Board. The Board may delegate the responsibility for administering the Plan to a committee ("Committee"), under the terms and conditions set forth by the Board. The Committee will consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 of the Securities Exchange Act of 1934 ("Rule 16b-3"). Except as permitted by Rule 16b-3, none of the members of the Committee will receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under (a) the Plan or (b) any other plan of the Company or its affiliates under which the participants are entitled to acquire common stock, options, related rights or stock appreciation rights of the Company or any of its subsidiaries, other than below-market, nonqualified stock options issued to non-employee directors in lieu of part or all of his or her director fees ("Below-Market Options").

     Subject to the terms of the Plan and with exception of Below-Market Options, the Committee may determine which directors, employees or consultants will receive Options, determine the terms and conditions of all Options granted under the Plan and prescribe, amend, rescind and interpret rules and regulations for administering the Plan. In granting Options, the Committee will take into consideration the contribution the optionee has made or may make to the success of the Company and such other factors as the Committee determines. Except for Below-Market Options, the Committee may amend the terms of any outstanding Option granted under this Plan, but any amendment which would adversely affect the optionee's rights under an outstanding Option will not be made without the optionee's written consent. The Committee may, with the optionee's written consent, cancel any outstanding Option or accept any outstanding Option in exchange for a new Option.

Grant and Exercise of Incentive Stock Options, Nonqualified Stock Options and
SARs

     All full- or part-time salaried employees of the Company who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success will be eligible to receive both incentive stock options and nonqualified stock options under the Plan. Consultants who are neither full- nor part-time salaried employees of the Company but who are involved in endeavors significant to its success will be eligible to receive nonqualified stock options, but not incentive stock options. Other than Below-Market Options granted to non-employee directors in lieu of part or all of his or her director fees, non-employee directors will not be eligible to receive grants under the Plan.

     Except for Below-Market Options, the Committee may from time to time in its discretion determine which of the eligible employees of the Company should receive Options, the type of Options to be granted (whether incentive stock options or nonqualified stock options), the number of shares subject to such Options, and the dates on which such Options are to be granted. In the case of incentive stock options, the aggregate fair market value of the common stock with respect to which incentive stock options are exercisable for the first time by an eligible employee in any calendar year will not exceed $100,000. If the aggregate fair market value of stock with respect to which incentive stock options are exercisable by an optionee for the first time during any calendar year exceeds $100,000, such Options will be treated as nonqualified stock options to the extent required by Section 422 of the Code. This rule will be applied by taking Options into account in the order in which they were granted.

     Options will be granted in the form of an option agreement which will contain such terms, provisions and conditions as may be determined by the Committee not inconsistent with the Plan. Except for Below-Market Options, the option price for Options granted under the Plan will not be less than 100% of the fair market value of the shares subject to the Option. Because the Company's common stock is traded on the national over-the-counter market, fair market value will be deemed to be the closing price of the stock on the day of the grant, or if there were no trades on that day, on the next preceding day on which there was trading. Each Option will be of a duration as specified in the option agreement; provided, however, that the term of each Option will be no more than ten years from the date on which the Option is granted. No incentive stock option will be granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price of the incentive stock option is at least 110% of the fair market value of the stock subject to the incentive stock option and the incentive stock option by its terms is not exercisable more than five years from the date it is granted.

     Each non-employee director may elect to receive Below-Market Options to purchase common stock of the Company in lieu of part or all of his or her director fees. Such election must be made by June 30 of each year prior to the year services are provided. Such Options will have an exercise price of 80% of the fair market value of the common stock on the grant date. The number of Options to be granted will be determined by dividing the amount of the director's fees by the fair market value of a share of common stock on the date of the grant after subtracting the Option exercise price from the fair market value. These Options will be granted at the end of each calendar quarter and will be fully vested as of the date of grant; provided, however, said Options may not be exercised prior to six months after the date of grant. The term of these Options will be for ten years, and they will not be transferable otherwise than by will or the laws of descent and distribution.

     Subject to the limitations and conditions of the Plan and the option agreement, an Option will be exercisable, in whole or in part, by giving written notice of exercise to the President of the Company or the President's designee, which will specify the number of shares of common stock to be purchased and will be accompanied by payment in full to the Company of the purchase price of the shares to be purchased. The Committee, in its sole discretion, may permit an optionee to pay the option price in whole or in part (a) with cash (check or money order); (b) with shares of common stock owned by the optionee; (c) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of common stock and deliver all or a portion of the proceeds to the Company in payment for the common stock; or (d) in any combination of the foregoing. Any common stock used to exercise Options will be valued at its fair market value on the date of the exercise of the Option. Upon exercise of an Option, the Company may withhold from the optionee amounts required sufficient to satisfy federal, state and local income and social security tax withholding obligations.

     Notwithstanding any vesting requirements contained in any option agreement, all outstanding Options will become immediately exercisable (a) following the first purchase of common stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the common stock, (b) at such time as a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the election of directors of the Company, (c) on the date on which the stockholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent, publicly owned corporation or (ii) any sale, exchange or other disposition of all or substantially all of the Company's assets, or (d) on any date on which the persons who were the directors of the Company 90 days prior to such date no longer constitute a majority of the Board.

     Upon termination of an optionee's employment with the Company upon retirement at or after age 65 or under circumstances for which the Committee has given approval, other than upon death or disability, an optionee may exercise the Option or SAR at any time within three months after the date of termination but not later than the date of expiration of the Option or SAR. If an optionee dies while in the employ of the Company or within a period of three months after termination upon retirement, the personal representatives of the optionee's estate or the person or persons who have acquired the Option from the optionee by bequest or inheritance may exercise the Option or SAR at any time within the year after the date of death but not later than the expiration date of the Option or SAR, to the extent the optionee was entitled to do so on the date of death. Upon termination of an optionee's employment with the Company by reason of the optionee's disability, the optionee may exercise the Option or SAR at any time within one year after the date of termination but not later than the expiration date of the Option or SAR, to the extent the optionee was entitled to do so on the date of termination. Any Options or SARs not exercisable as of the date of termination as described above under circumstances for which the Committee has given approval, death or disability, and any Options not exercised as provided, will terminate. Upon termination of an optionee's employment with the Company under any other circumstances, Options granted to the optionee will terminate immediately. Termination of employment will be deemed to include the termination of a director's service as a member of the Board and the termination of a consulting arrangement in the case of consultants. The effect of the termination of a non-employee director's service as a member of the Board on the exercisability of Below-Market Options will be determined in accordance with the terms of the option agreement evidencing such Options.

     To the extent required by Rule 16b-3, Options are not transferable except by operation of law or by will or the laws of descent and distribution. If Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of Options, (a) Below-Market Options will be transferable to the fullest extent permitted by Rule 16b-3 as so amended, and
(b) any other Option will be transferable to the extent provided in the option agreement covering the Option, and the Committee will have discretion to amend any outstanding Option to provide for broader transferability of the Option within the limits of Rule 16b-3.

     An optionee will have no rights as a stockholder of the Company with respect to any shares of common stock covered by an Option until the date of issuance of the stock certificate for such shares.


Stock Appreciation Rights

     Except for Below-Market Options, any Option under the Plan may include a Stock Appreciation Right to surrender to the Company all or a portion of the Option, to the extent the Option is then exercisable, and to receive in exchange a payment equal to the excess of the fair market value on the date preceding the date of surrender of the shares covered by the Option over the aggregate option price of such shares. Such payment will be made by the Company in shares of common stock, in cash or in a combination of the two, as the Committee in its sole discretion determines. An SAR may be granted by the Committee concurrently with the grant of the Option or thereafter by amendment to the Option. An SAR may contain such terms and conditions, which will not be inconsistent with the Plan, as the Committee deems appropriate, including, without limitation, a provision that limits the amount which may be paid in satisfaction of an SAR to some multiple of the Option exercise price of the underlying Option or a provision which limits the times at which an SAR may be exercised. Shares surrendered upon exercise of an SAR will not thereafter be available for Option grants under the Plan.

Amendments and Termination

     The Board may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action will diminish or impair the rights under an Option previously granted. Unless the stockholders of the Company have given their approval, the total number of shares for which Options may be issued under the Plan will not be increased except as otherwise provided in the Plan, and no amendment will be made which reduces the price at which the common stock may be offered under the Plan below the minimum required elsewhere in the Plan, or which materially modifies the requirements as to eligibility for participation in the Plan. The provisions for Below-Market Options will not be amended periodically and in no event more than once every six months, other than to comport with changes to the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

     The Plan will terminate on February 11, 2006; provided, however, that the Board may at any time prior thereto suspend or terminate the Plan.

Federal Income Tax Consequences

     The following is a general discussion of the federal tax treatment for incentive stock options and nonqualified stock options.

     Incentive Stock Options - Payment of Exercise Price in Cash
     -----------------------------------------------------------

     An employee will in most cases realize no taxable income and the Company will not be entitled to a compensation deduction at either the date of the grant or exercise of an incentive stock option. The excess of the stock's fair market value on the exercise date less the exercise price, however, constitutes tax preference income to the employee and may be taxed under the alternative minimum tax provisions of the Code.

     If the employee sells or otherwise disposes of the stock following expiration of the "statutory holding period," he or she will realize the difference between the disposition proceeds and the stock's exercise price as long-term capital gain or loss in the year of disposition. The statutory holding period is the later of (i) one year after the stock was transferred to the employee upon exercise; or (ii) two years after the date of grant.

     If the employee sells or otherwise disposes of his or her stock acquired upon exercise of an incentive stock option prior to meeting the statutory holding period requirements, all or a portion of any gain will be treated as ordinary income to the employee and the Company will be entitled to deduct an equal amount as compensation expense. The amount of ordinary income realized upon sale (other than to certain related parties or a "wash" sale) is the lesser of (i) the stock's fair market value on the exercise date less the stock's exercise price; or (ii) the gain on the sale (the amount realized less the exercise price). If the disposition is not a sale, or if it is a sale to certain related parties or a "wash" sale, the amount of ordinary income realized will be the difference between the stock's fair market value on the exercise date and the exercise price.

     An employee may also realize additional gain if the sale price exceeds the fair market value on the exercise date. The difference between the fair market value on the sale date and the fair market value on the exercise date will be treated as long-term capital gain if the stock was held for more than one year; otherwise it will be short-term capital gain.

     If the employee realizes an amount upon a subsequent sale of his or her option shares that is less than the exercise price or other tax basis of the shares, the resulting loss will be a short- or long-term capital loss depending upon the capital asset holding periods stated above.

     Where cash or stock (or a combination of both) is received by such an optionee with respect to the exercise of an SAR, ordinary income is recognized at the time of exercise in an amount equal to the cash or the value of the stock (or the sum of both) received.

     Incentive Stock Options - Payment of Exercise Price with Stock
     --------------------------------------------------------------

     The exercise of an incentive stock option by payment in shares of common stock previously owned by the employee will generally have the same tax consequences as described above (i.e., no tax upon the exercise).

     However, under the "pyramiding" rules, gain will be realized upon the exercise of an incentive stock option if the payment shares were acquired pursuant to an earlier exercise of an incentive stock option and those shares have not been held for the statutory holding period. The amount of ordinary income will be equal to the lesser of (i) the payment stock's fair market value on the exercise date less its option price; or (ii) the payment stock's fair market value on the transfer date less its option price.

     A taxable pyramiding will not occur if the payment stock was acquired pursuant to the exercise of a nonqualified option or if the statutory holding period has expired for payment stock acquired upon a prior exercise of an incentive stock option.

     Employees should also be aware of the following tax items even if the payment stock has been held for the statutory holding period:

     (1) If the stock acquired upon exercise of an incentive stock option is sold prior to expiration of the statutory holding period, the capital gain or loss holding period for this stock is considered to have commenced on the date an equal number of payment shares were acquired.

     (2) The tax basis of the payment stock becomes the tax basis for an equal number of incentive stock option shares for purposes of determining capital gain or loss on disposition of the new stock. The tax basis of any additional stock acquired upon exercise will be zero. If the statutory holding period is not met, the payment stock's basis will be increased to the fair market value on the date the option was exercised or such other amount as is taxable to the employee as ordinary income.

     (3) If basis is allocated between payment stock and additional stock, proposed regulations under Section 422 provide that a disqualifying disposition of stock transferred pursuant to the exercise will be a disqualifying disposition of stock with the lowest basis.

     Nonqualified Stock Options
     --------------------------

     There will be no federal income tax consequences to the optionee or the Company when a nonqualified option is granted, provided the option does not have a readily ascertainable fair market value. The Company believes that the options granted under the present Plan will not have such a value at the date of grant.

     Upon the exercise of a nonqualified option, the optionee will realize ordinary income equal to the fair market value of the stock on the date of exercise less the exercise price. The Company will be entitled to a deduction equal to the optionee's ordinary income and is required to withhold taxes on this amount.

     An optionee will realize capital gain or loss upon any subsequent sale or disposition of stock equal to the amount received less the fair market value of the stock on the date the option is exercised. The capital gain or loss will be long-term if the stock has been held for more than one year, otherwise, it will be a short-term gain or loss.

     Where cash or stock (or a combination of both) is received by such an optionee with respect to the exercise of an SAR, ordinary income is recognized at the time of exercise in an amount equal to the cash or the value of the stock (or the sum of both) received.

     The following additional rules apply to optionees who (i) are officers, directors or 10% stockholders subject to the insider trading rules of Section 16(b) of the 1934 Act; and (ii) who exercise the option less than six months after the date on which the option is granted:

     (1) Such an optionee will not realize ordinary income until six months after the date the option is granted, unless an election under Section 83(b) of the Code is made. If this election is not made, the amount of ordinary income will be the excess of the stock's fair market value at the later date less the exercise price.

     (2) If such an optionee makes a Section 83(b) election, ordinary income is calculated as if the insider trading rules did not apply. The Section 83(b) election must be made within 30 days after the option is exercised.

     (3) The holding period for determining the amount of capital gain or loss realized upon sale of the stock will not begin to run until six months after the date the option is granted, unless the Section 83(b) election is made.

     Generally no gain or loss will be realized on previously acquired stock used in payment upon exercise of a nonqualified option. The acquisition date of the payment stock is substituted as the capital gain holding period commencement date for an equal number of new shares. Any additional stock acquired upon exercise will use the exercise date as the capital gain holding period commencement date.

     The tax basis of the payment stock will be substituted as the tax basis of an equal number of shares acquired upon exercise of the option. The tax basis of additional shares acquired upon exercise will be equal to the total taxable income realized by the employee or director plus any cash paid.

     If the payment shares were acquired through the exercise of incentive stock options and the stock has not been held for the statutory holding period, no gain or loss is realized on the payment shares. Instead, an equal number of new shares acquired upon exercise of the option assumes the payment shares' tax characteristics. If the new shares are held for the balance of the payment stock's statutory holding period, any gain or disposition (sale proceeds less the payment share's original exercise price) will be long-term capital gain.

               The Board of Directors recommends a vote "FOR" Item 2.
               ------------------------------------------------------

                  RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP, the Company's independent auditors since October 1981, have not yet been selected by the Board of Directors to serve in that capacity in 1996, pending recommendation from the Company's Audit Committee. No change is anticipated in the Company's independent auditors. The report of

KPMG Peat Marwick LLP with respect to the Company's financial statements appears in the Company's annual report for the year ended December 31, 1995. Representatives of KPMG Peat Marwick LLP will be present at the annual meeting and will have the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

                                STOCKHOLDER PROPOSALS

     Appropriate proposals by stockholders intended to be presented at the 1997 annual meeting must be received by the Company on or before November 18, 1996, in order for such proposals to be included in the proxy statement and form of proxy of the Company for the 1997 annual meeting.

                                    OTHER MATTERS

     The Company's annual report for the fiscal year ended December 31, 1995, is enclosed with this proxy statement.

     The Company knows of no other business which will come before the annual meeting. If any other business is properly presented to the annual meeting, the persons named in the proxy will vote thereon in accordance with their best judgment.

                             COST OF PROXY SOLICITATION

     The cost of solicitation of the enclosed proxy will be borne by the Company. In addition to solicitation by mail, solicitations may be made by directors, officers, employees and consultants of the Company personally or by telephone or other means of communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses in sending proxy material to beneficial owners.

BY ORDER OF THE BOARD OF DIRECTORS
Ronald H. Kullick
Secretary
March 18, 1996

                                     Appendix A

                           RIBI IMMUNOCHEM RESEARCH, INC.
                               1996 STOCK OPTION PLAN


                                 SECTION 1:  PURPOSE

          The purpose of the Ribi ImmunoChem Research, Inc. 1996 Stock Option Plan (the "Plan") is to further the growth and development of Ribi ImmunoChem Research, Inc. (the "Company") by affording an opportunity for stock ownership to selected employees, Directors and consultants of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success.

                               SECTION 2:  DEFINITIONS

          Unless otherwise indicated, the following words when used herein shall have the following meanings:

          (a) "Board of Directors" shall mean the Board of Directors of the Company.

          (b) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (c) "Common Stock" shall mean the Company's common stock (par value $.001 per share) and any share or shares of the Company's stock hereafter issued or issuable in substitution for such shares.

          (d) "Disability" shall mean a person's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months.

          (e)  "Director" shall mean a member of the Board of Directors.

          (f) "Incentive Stock Option" shall mean any option granted to an eligible employee under the Plan, which the Company intends at the time the option is granted to be an Incentive Stock Option within the meaning of Section 422 of the Code.

          (g) "Nonqualified Stock Option" shall mean any option granted to an eligible employee, Non-Employee Director or consultant under the Plan which is not an Incentive Stock Option.

          (h) "Non-Employee Director" shall mean any Director who is not an employee of the Company.

          (i) "Option" shall mean and refer collectively to Incentive Stock Options and Nonqualified Stock Options.

          (j) "Optionee" shall mean any employee, Non-Employee Director or consultant who is granted an option under the Plan. "Optionee" shall also mean the personal representative of an Optionee and any other person who acquires the right to exercise an Option by bequest or inheritance.

          (k) "Stock Appreciation Right" shall mean a right to surrender to the Company all or a portion of an Option, to the extent the Option is then exercisable, and to receive in exchange a payment as provided in Section 11.

          (l) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Section 424(f) of the Code.

                             SECTION 3:  EFFECTIVE  DATE

          The effective date of the Plan is February 11, 1996; provided, however, that such adoption is subject to approval and ratification by the stockholders of the Company within 12 months of the effective date. No Options may be granted under the Plan prior to approval of the Plan by the stockholders of the Company.

                             SECTION 4:  ADMINISTRATION

          4.1 ADMINISTRATIVE COMMITTEE. The Plan shall be administered by the Board of Directors of the Company (the "Board"). Subject to Subsection 4.3 below, the Board may delegate the responsibility for administering the Plan to a committee, under such terms and conditions as the Board shall determine (the "Committee"). The Committee shall consist of two or more members of the Board or such lesser number of members of the Board as permitted by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended ("Rule 16b-3"). Except as permitted by Rule 16b-3, none of the members of the Committee shall receive, while serving on the Committee, or during the one-year period preceding appointment to the Committee, a grant or award of equity securities under (a) the Plan or (b) any other plan of the Company or its affiliates under which the participants are entitled to acquire Common Stock, Options, related rights or Stock Appreciation Rights of the Company or any of its Subsidiaries, other than pursuant to the grant of Options provided in Subsection 7.8 below, and pursuant to transactions in any such other plan which do not disqualify a Director from being a disinterested person under Rule 16b-3. The limitations set forth in this Subsection 4.1 shall automatically incorporate any additional requirements that may in the future be necessary for the Plan to comply with Rule 16b-3. Members of the Committee shall serve at the pleasure of the Board. If the Board does not delegate administration of the Plan to the Committee, then each reference in this Plan to "the Committee" shall be construed to refer to the Board.

          4.2 COMMITTEE MEETINGS AND ACTIONS. The Committee shall hold meetings at such times and places as it may determine and shall select one of its members as chairman. A majority of the members of the Committee shall constitute a quorum, and the acts of the majority of the members present at a meeting or a consent in writing signed by all members of the Committee shall be the acts of the Committee and shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders, and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

          4.3 POWERS OF COMMITTEE. Except for Options granted to Non-Employee Directors pursuant to Subsection 7.8, the Committee shall have the full and exclusive right to grant and determine terms and conditions of all Options granted under the Plan and to prescribe, amend and rescind rules and regulations for administration of the Plan. In granting Options, the Committee shall take into consideration the contribution the Optionee has made or may make to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine. Except for Options granted to Non-Employee Directors pursuant to Subsection 7.8, the Committee may amend the terms of any outstanding Option granted under this Plan, but any amendment which would adversely affect the Optionee's rights under an outstanding Option shall not be made without the Optionee's written consent. The Committee may, with the Optionee's written consent, cancel any outstanding Option or accept any outstanding Option in exchange for a new Option.

          4.4 INTERPRETATION OF PLAN. The determination of the Committee as to any disputed question arising under the Plan, including questions of construction and interpretation, shall be final, binding and conclusive upon all persons, including the Company, its Subsidiaries, its stockholders and all persons having any interest in Options which may be or have been granted pursuant to the Plan.

                        SECTION 5:  STOCK SUBJECT TO THE PLAN

          5.1 NUMBER. The aggregate number of shares of Common Stock which may be issued under Options granted pursuant to the Plan shall not exceed 900,000 shares. Such shares may consist, in whole or in part, of authorized but unissued stock or treasury stock of the Company not reserved for any other purpose.

          5.2 UNUSED STOCK. If any outstanding Option under the Plan expires or for any other reason ceases to be exercisable, in whole or in part, other than upon exercise of the Option or a related Stock Appreciation Right, the shares which were subject to such Option and as to which the Option had not been exercised shall continue to be available under the Plan.

          5.3 ADJUSTMENT FOR CHANGE IN OUTSTANDING SHARES. If there is any change, increase or decrease, in the outstanding shares of Common Stock which is effected without receipt of additional consideration by the Company, by reason of a stock dividend (in excess of 2 percent), re-incorporation, reorganization, recapitalization, merger, consolidation, stock split, combination or exchange of stock, or other similar change in the capital structure of the Company, then in each such event, the Committee shall make an appropriate adjustment in the aggregate number of shares of stock available under the Plan, the number of shares of stock subject to each outstanding Option and the option prices in order to preserve but not to increase the benefits to an Optionee; provided, however, that fractional shares shall be rounded to the nearest whole share. The Committee's determinations in making adjustments shall be final and conclusive.

                               SECTION 6: ELIGIBILITY

          All full- or part-time salaried employees of the Company and its Subsidiaries who are responsible for the conduct and management of its business or who are involved in endeavors significant to its success shall be eligible to receive both Incentive Stock Options and Nonqualified Stock Options under the Plan. Consultants who are neither full- nor part-time salaried employees of the Company or its Subsidiaries but who are involved in endeavors significant to its success shall be eligible to receive Nonqualified Stock Options, but not Incentive Stock Options, under the Plan. Other than below-market Options granted to Non-Employee Directors in lieu of part or all of his or her Director fees in accordance with Subsection 7.8, Non-Employee Directors shall not be eligible to receive grants under the Plan.

                             SECTION 7: GRANT OF OPTIONS

          7.1 GRANT OF OPTIONS. Except for Options granted pursuant to Subsection 7.8, the Committee may from time to time in its discretion determine which of the eligible employees of the Company or its Subsidiaries should receive Options, the type of Options to be granted (whether Incentive Stock Options or Nonqualified Stock Options), the number of shares subject to such Options, and the dates on which such Options are to be granted. In the case of Incentive Stock Options, the aggregate fair market value (determined as of the time such option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an eligible employee in any calendar year (under this Plan and any other plans of the Company or its Affiliates) shall not exceed $100,000. If the aggregate fair market value of stock with respect to which Incentive Stock Options are exercisable by an Optionee for the first time during any calendar year exceeds $100,000, such Options shall be treated as Nonqualified Stock Options to the extent required by
Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted.

          7.2 OPTION AGREEMENT. Except for grants to Non-Employee Directors pursuant to Subsection 7.8, which shall be granted on the form of Option Agreement attached hereto as Exhibit A, the Option Agreement may contain such other terms, provisions and conditions as may be determined by the Committee not inconsistent with this Plan. If an Option, or any part thereof is intended to qualify as an Incentive Stock Option, the Option Agreement shall contain those terms and conditions which are necessary to so qualify it.

          7.3 OPTION PRICE. Except as provided for in Subsection 7.8 below, the option price per share of Common Stock under each Option shall be determined by the Committee and stated in the Option Agreement. Except as provided for in Subsection 7.8 below, the option price for Options granted under the Plan shall not be less than 100% of the fair market value (determined as of the day the Option is granted) of the shares subject to the Option.

          7.4 DETERMINATION OF FAIR MARKET VALUE. If the Common Stock is listed upon an established stock exchange or exchanges, then the fair market value per share shall be deemed to be the mean between the highest and lowest quoted selling prices of the Common Stock on such stock exchange or exchanges on the day for which the determination is made, or if no sale of the Common Stock shall have been made on any stock exchange on that day, on the next preceding day on which there was such a sale. If the Common Stock is not listed upon an established stock exchange but is traded in the national over-the-counter market, the fair market value per share shall be deemed to be the closing price of the Common Stock in the national over-the-counter market on the day for which the determination is made, or if there shall have been no trading of the Common Stock on that day, on the next preceding day on which there was such trading. If the Common Stock is not listed upon an established stock exchange and is not traded in the national over-the-counter market, the fair market value per share shall be deemed to be an amount as determined by the Committee by applying any reasonable valuation method.

          7.5 DURATION OF OPTIONS. Each Option shall be of a duration as specified in the Option Agreement; provided, however, that the term of each Option shall be no more than ten years from the date on which the Option is granted and shall be subject to early termination as provided herein.

          7.6 ADDITIONAL LIMITATIONS ON GRANT. No Incentive Stock Option shall be granted to an employee who, at the time the Incentive Stock Option is granted, owns stock (as determined in accordance with Section 424(d) of the Code) representing more than 10% of the total combined voting power of all classes of stock of the Company, unless the option price of such Incentive Stock Option is at least 110% of the fair market value (determined as of the day the Incentive Stock Option is granted) of the stock subject to the Incentive Stock Option and the Incentive Stock Option by its terms is not exercisable more than five years from the date it is granted.

          7.7 OTHER TERMS AND CONDITIONS. Except for Options granted pursuant to Subsection 7.8, Options may contain such other provisions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, provisions that relate the Optionee's ability to exercise an Option to the passage of time or the achievement of specific goals established by the Committee.

          7.8 NON-EMPLOYEE DIRECTOR OPTIONS. Each Non-Employee Director may elect to receive below-market, Nonqualified Stock Options to purchase Common Stock of the Company in lieu of part or all of his or her Director fees. Such election must be made by June 30 of each year prior to the year services are provided. Such Options shall have an exercise price of eighty percent (80%) of the fair market value of the Common Stock on the grant date. The number of Options to be granted shall be determined by dividing the amount of the Director's fees (that the Director irrevocably elected to take in the form of below-market Options instead of cash) by the fair market value of a share of Common Stock on the date of the grant after subtracting the discounted option exercise price from such fair market value. These Options shall be granted at the end of each calendar quarter and shall be fully vested as of the date of grant; provided, however, said Options may not be exercised prior to six (6) months after the date of grant. The term of these Options shall be for ten years, and they shall not be transferable otherwise than by will or the laws of descent and distribution and may only be exercised by the Director, his or her guardian or legal representative during the exercise period as defined elsewhere herein, except as provided in the Option Agreement attached hereto as Exhibit A.

                           SECTION 8:  EXERCISE OF OPTIONS

          8.1 MANNER OF EXERCISE. Subject to the limitations and conditions of the Plan or the Option Agreement, an Option shall be exercisable, in whole or in part, from time to time, by giving written notice of exercise to the President of the Company or the President's designee, which notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment in full to the Company of the purchase price of the shares to be purchased. Payment of the purchase price upon exercise of any Option granted under this Plan shall be made in cash, by Optionee's personal check, a certified check, bank draft, or postal or express money order payable to the order of the Company in lawful money of the United States (collectively, "Cash Consideration'); provided, however, that, except for Options granted under Subsection 7.8, the Committee, in its sole discretion, may permit an Optionee to pay the option price in whole or in part (a) with shares of Common Stock owned by the Optionee; (b) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Common Stock and deliver all or a portion of the proceeds to the Company in payment for the Common Stock; or (c) in any combination of the foregoing. The exercise price of any Options granted under Subsection 7.8 shall be paid in Cash Consideration, the consideration specified in clauses (a) or (b) of the preceding sentence, or in any combination thereof. Any Common Stock used to exercise Options shall be valued at its fair market value on the date of the exercise of the Option.

          8.2 WITHHOLDING TAXES. No Common Stock shall be delivered under the Plan to any participant until the participant has made arrangements acceptable to the Committee for the satisfaction of federal, state, and local income and social security tax withholding obligations, including, without limitation, obligations incident to the receipt of Common Stock under the Plan or to the failure to satisfy the conditions for treatment as Incentive Stock Options under applicable tax law. Upon exercise of an Option, the Company may withhold from the Optionee an amount sufficient to satisfy federal, state and local income and social security tax withholding obligations.

          8.3 ACCELERATION OF EXERCISE PERIOD. Notwithstanding any vesting requirements contained in any Option Agreement, all outstanding Options shall become immediately exercisable (a) following the first purchase of Common Stock pursuant to a tender offer or exchange offer (other than an offer made by the Company) for all or part of the Common Stock, (b) at such time as a third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, becomes the beneficial owner of shares of the Company having 25% or more of the total number of votes that may be cast for the election of Directors of the Company, (c) on the date on which the stockholders of the Company approve (i) any agreement for a merger or consolidation in which the Company will not survive as an independent, publicly owned corporation or
(ii) any sale, exchange or other disposition of all or substantially all of the Company's assets, or (d) on any date on which the persons who were the Directors of the Company 90 days prior to such date no longer constitute a majority of the Board of Directors of the Company or any successor to the Company. The Committee's reasonable determination as to whether such an event has occurred shall be final and conclusive.

                        SECTION 9:  TERMINATION OF EMPLOYMENT

          9.1 TERMINATION UPON RETIREMENT OR WITH COMMITTEE APPROVAL. Upon termination of an Optionee's employment with the Company or a Subsidiary upon retirement at or after age 65 or under circumstances for which the Committee, either before or after the termination, has given its approval, and other than upon death or Disability, an Optionee may, at any time within three months after the date of termination but not later than the date of expiration of the Option, exercise the Option or Stock Appreciation Right to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination and any Options or portions of Options of terminated employees not exercised as provided herein shall terminate.

          9.2 TERMINATION BY DEATH OF OPTIONEE. If an Optionee dies while in the employ of the Company or a Subsidiary or within a period of three months after the termination upon retirement pursuant to Subsection 9.1 above of his employment with the Company or a Subsidiary, the personal representatives of the Optionee's estate or the person or persons who shall have acquired the Option from the Optionee by bequest or inheritance may exercise the Option or Stock Appreciation Right at any time within the year after the date of death but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of death. Any Options not exercisable as of the date of death and any Options or portions of Options of deceased employees not exercised as provided herein shall terminate.

          9.3 TERMINATION BY DISABILITY OF OPTIONEE. Upon termination of an Optionee's employment with the Company or a Subsidiary by reason of the Optionee's Disability, the Optionee may exercise the Option or Stock Appreciation Right at any time within one year after the date of termination but not later than the expiration date of the Option, to the extent the Optionee was entitled to do so on the date of termination. Any Options not exercisable as of the date of termination under this Subsection 9.3 and any Options or portions of Options of disabled employees not exercised as provided herein shall terminate.

          9.4 OTHER TERMINATIONS. Upon termination of an Optionee's employment with the Company or a Subsidiary under circumstances other than those set forth in Subsections 9.1 through 9.3, Options granted to the Optionee shall terminate immediately.

          9.5  TERMINATION OF DIRECTORS AND CONSULTANTS. For purposes of this
Section 9, a termination of employment shall be deemed to include the termination of a Director's service as a member of the Board of Directors and the termination of a consulting arrangement in the case of consultants. The effect of the termination of a Non-Employee Director's service as a member of the Board of Directors on the exercisability of Options granted pursuant to Subsection 7.8 shall be determined in accordance with the terms of the Option Agreement evidencing such Options, attached hereto as Exhibit A.

                     SECTION 10:  NON-TRANSFERABILITY OF OPTION

          To the extent required by Rule 16b-3, no Option granted pursuant to this Plan shall be transferable by the holder except by operation of law or by will or the laws of descent and distribution; provided, that, if Rule 16b-3 is amended after the date of the Board's adoption of the Plan to permit broader transferability of Options under that Rule, (a) Options granted under Subsection 7.8 to Non-Employee Directors shall be transferable to the fullest extent permitted by Rule 16b-3 as so amended, (b) any other Option shall be transferable to the extent provided in the Option Agreement covering the Option, and the Committee shall have discretion to amend any such outstanding Option to provide for broader transferability of the Option as the Committee may authorize within the limitations of Rule 16b-3. Notwithstanding the foregoing, if required by the Code, each Incentive Stock Option under the Plan shall be transferable by the Optionee only by will or the laws of descent and distribution, and, during the Optionee's lifetime, shall be exercisable only by the Optionee. In the event of any Rule 16b-3 permitted transfer of an Option hereunder, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option had the Option not been transferred.

                       SECTION 11:  STOCK APPRECIATION RIGHTS

          Except for Options granted pursuant to Subsection 7.8, any Option under the Plan may include a right (the "Stock Appreciation Right") to surrender to the Company all or a portion of the Option, to the extent the Option is then exercisable, and to receive in exchange a payment equal to the excess of the fair market value on the date preceding the date of surrender of the shares covered by the Option (or the portion that is surrendered) over the aggregate option price of such shares. Such payment shall be made by the Company in shares of Common Stock, in cash or partly in Common Stock and partly in cash, as the Committee in its sole discretion shall determine, whether before or after exercise of the Stock Appreciation Right. A Stock Appreciation Right may be granted by the Committee concurrently with the grant of the Option or thereafter by amendment to the Option. A Stock Appreciation Right may contain such terms and conditions, which shall not be inconsistent with the Plan, as the Committee shall deem appropriate, including, without limitation, a provision that limits the amount which may be paid in satisfaction of a Stock Appreciation Right to some multiple of the option exercise price of the underlying Option or a provision which limits the times at which a Stock Appreciation Right may be exercised. Shares subject to Options (or such portion of an Option that has been surrendered upon exercise of a Stock Appreciation Right) shall not thereafter be available for Option grants under the Plan.

                           SECTION 12:  ISSUANCE OF SHARES

          12.1 TRANSFER OF SHARES TO OPTIONEE. As soon as practicable after the Optionee has given the Company written notice of exercise of an Option or Stock Appreciation Right and, upon exercise of an Option, has otherwise met the requirements of Subsections 8.1 and 8.2, the Company shall issue or transfer to the Optionee the number of shares of Common Stock as to which the Option has been exercised or with respect to which the Stock Appreciation Right will be paid and shall deliver to the Optionee a certificate or certificates therefor, registered in Optionee's name. In no event shall the Company be required to transfer fractional shares to the Optionee, and in lieu thereof, the Company may pay an amount in cash equal to the fair market value of such fractional shares on the date of exercise. If the issuance or transfer of shares by the Company would for any reason, in the opinion of counsel for the Company, violate any applicable federal or state laws or regulations, the Company may delay issuance or transfer of such shares to the Optionee until compliance with such laws can reasonably be obtained.

          12.2 INVESTMENT REPRESENTATION. Upon demand by the Company, the Optionee shall deliver to the Company a representation in writing that the purchase of all shares with respect to which notice of exercise of the Option or Stock Appreciation Right has been given by Optionee is being made for investment only and not for resale or with a view to distribution, and containing such other representations and provisions with respect thereto as the Company may require. Upon such demand, delivery of such representation promptly and prior to the transfer or delivery of any such shares and prior to the expiration of the Option period shall be a condition precedent to the right to purchase such shares.

                               SECTION 13:  AMENDMENTS

          The Board of Directors may at any time and from time to time alter, amend, suspend or terminate the Plan or any part thereof as it may deem proper, except that no such action shall diminish or impair the rights under an Option previously granted; provided, however, that unless the stockholders of the Company shall have given their approval, the total number of shares for which Options may be issued under the Plan shall not be increased, except as provided in Subsection 5.3, and no amendment shall be made which reduces the price at which the Common Stock may be offered under the Plan below the minimum required by Subsection 7.3, except as provided in Subsection 5.3, or which materially modifies the requirements as to eligibility for participation in the Plan. Notwithstanding the foregoing provisions of this Section 13, the provisions set forth in Subsection 7.8 of the Plan (and any other sections of the Plan that affect the terms of Options granted to Non-Employee Directors required to be specified in the Plan by Rule 16b-3) shall not be amended periodically and in no event more than once every six months, other than to comport with changes to the Code, the Employee Retirement Income Security Act of 1974, as amended, or any applicable rules and regulations thereunder.

                              SECTION 14:  TERM OF PLAN

          This Plan shall terminate at midnight on February 11, 2006; provided, however, that the Board of Directors may at any time prior thereto suspend or terminate the Plan.
                          SECTION 15: RIGHTS AS STOCKHOLDER

          An Optionee shall have no rights as a stockholder of the Company with respect to any shares of Common Stock covered by an Option until the date of the issuance of the stock certificate for such shares.

                         SECTION 16:  RULE 16B-3 COMPLIANCE

          Transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of the Plan or action by the Board or the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board or the Committee. Moreover, in the event the Plan does not include a provision required by Rule 16b-3 to be stated therein in order to qualify the grants under Subsection 7.8 hereof as grants under a non-discretionary formula under Rule 16b-3 such provision (other than one relating to eligibility requirements, or the price and amount of awards) shall be deemed automatically to be incorporated by reference into the Plan with respect to grants of Options to Non-Employee Directors.

                             SECTION 17:  GOVERNING LAW

          Options granted under this Plan shall be construed and shall take effect in accordance with the law of the State of Montana, except to the extent it is superseded by the laws of the United States.

                              EXHIBIT A (of Appendix A)

                           RIBI IMMUNOCHEM RESEARCH, INC.
                   DIRECTORS' NON-QUALIFIED STOCK OPTION AGREEMENT


          This agreement (the "Agreement") is made as of _____________, 199__ (the "Grant Date") between Ribi ImmunoChem Research, Inc. (the "Company") and _________________ ("Optionee").

WITNE                                 SSETH:

          WHEREAS, the Company has adopted the Ribi ImmunoChem Research, Inc. 1996 Stock Option Plan (the "Plan"), which Plan is incorporated in this Agreement by reference and made a part of it (capitalized terms shall have the meaning ascribed to them in the Plan);

          WHEREAS, the Plan provides for option grants to Non-Employee Directors of the Company;

          NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties to this Agreement hereby agree as follows:


          1. OPTION GRANT. The Company hereby grants to Optionee the right and option to purchase from the Company on the terms and conditions hereinafter set forth, all or any part of an aggregate of _________ Thousand (___________) shares of the Common Stock, $.001 par value, of the Company (the "Stock"). The exercise price of the Stock subject to this option shall be $_______ per share, which price is 80% of the per share fair market value as of the Grant Date.

          2. OPTION PERIOD. This option shall be exercisable only during the Option Period, and during such Option Period, the exercisability of the option shall be subject to the limitations of paragraph 3 and the vesting provisions of paragraph 4. The Option Period shall commence on the Grant Date and, except as provided in paragraph 3, shall end on the Terminal Date which shall be ten years from the Grant Date.

          3. LIMITS ON OPTION PERIOD. The Option Period may end before the Terminal Date, as follows:

               (a) If Optionee ceases to be a Director on the Company's Board of Directors (the "Board") for any reason other than cause, disability (within the meaning of subparagraph (c) below) or death during the Option Period, the Option Period shall terminate three months after the date Optionee ceases to be a Director or on the Terminal Date, whichever shall first occur, and the option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a Director.

               (b) If Optionee dies while serving on the Board, the Option Period shall end one year after the date of death or on the Terminal Date, whichever shall first occur, and Optionee's executor or administrator or the person or persons to whom Optionee's rights under this option shall pass by will or by the applicable laws of descent and distribution may exercise this option only to the extent exercisable under paragraph 4 on the date of Optionee's death.

               (c) If Optionee ceases to be a Director by reason of disability, as defined below, the Option Period shall end one year after the date Optionee ceases to be a Director or on the Terminal Date, whichever shall first occur, and this option shall be exercisable only to the extent exercisable under paragraph 4 on the date Optionee ceases to be a Director. For purposes of this subparagraph (c), an individual is permanently and totally disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he or she furnishes proof of the existence thereof in such form and manner, and at such times, as the Board may require.

               (d) If Optionee is removed from the Board for cause during the Option Period, the Option Period shall terminate on the date of such Optionee's removal as a Director and shall not thereafter be exercisable to any extent.

          4. VESTING OF RIGHT TO EXERCISE OPTIONS. This option is fully vested; provided, however, said option may not be exercised prior to six (6) months following the Grant Date. No partial exercise of this option may be for less than five percent (5%) of the total number of shares then available under this option to purchase shares of Stock. In no event shall the Company be required to issue fractional shares. Notwithstanding the foregoing, all options granted under this Agreement shall be subject to the provisions of Subsection 8.3 of the Plan (relating to the acceleration of vesting upon the occurrence of certain events).

          5. METHOD OF EXERCISE. Optionee may exercise the option with respect to all or any part of the shares of Stock then subject to such exercise as follows:

               (a) By giving the President of the Company or the President's designee written notice of such exercise, specifying the number of such shares as to which this option is exercised. Such notice shall be accompanied by an amount equal to the exercise price of such shares, in the form of any one or combination of the following: (1) Cash Consideration; or (2) by delivery on a form prescribed by the Committee of an irrevocable direction to a securities broker approved by the Committee to sell shares of Stock and deliver all or a portion of the proceeds to the Company in payment for the Stock.

               (b) If required by the Company, Optionee shall give the Company satisfactory assurance in writing, signed by Optionee or Optionee's legal representative, as the case may be, that such shares are being purchased for investment and not with a view to the distribution thereof, provided that such assurance shall be deemed inapplicable to (1) any sale of such shares by such Optionee made in accordance with the terms of a registration statement covering such sale, which has heretofore been (or may hereafter be) filed and become effective under the Securities Act of 1933, as amended, and with respect to which no stop order suspending the effectiveness thereof has been issued, and
(2) any other sale of such shares with respect to which, in the opinion of counsel for the Company, such assurance is not required to be given in order to comply with the provisions of the Securities Act of 1933, as amended.

               (c) As soon as practicable after receipt of the notice required in paragraph 5(a) and satisfaction of the conditions set forth in paragraph 5(b), the Company shall, without transfer or issue tax and without other incidental expense to Optionee, deliver to Optionee at the office of the Company, at 553 Old Corvallis Road, Hamilton, Montana 59840, attention of the Corporate Secretary, or such other place as may be mutually acceptable to the Company and Optionee, a certificate or certificates of such shares of Stock; provided, however, that the time of such delivery may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with applicable registration requirements under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, any applicable listing requirements of any national securities exchange, and requirements under any other law or regulation applicable to the issuance or transfer of such shares. If Optionee fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender or delivery thereof, Optionee's right to purchase such shares may be terminated by the Company at its election.

          6. CHANGES IN CAPITALIZATION. If there should be any change in a class of Stock subject to this option, through merger, consolidation, reorganization, recapitalization, re-incorporation, stock split, stock dividend (in excess of 2 percent) or other change in the capital structure of the Company, the Company shall make appropriate adjustments in order to preserve, but not to increase, the benefits to Optionee, including adjustments of the number and kind of shares of such Stock subject to this option and of the price per share. Any adjustment made pursuant to this paragraph 6 as a consequence of a change in the capital structure of the Company shall not entitle Optionee to acquire a number of shares of such Stock of the Company or shares of stock of any successor company greater than the number of shares Optionee would receive if, prior to such change, Optionee had actually held a number of shares of such Stock equal to the number of shares subject to this option.

          7. LIMITATIONS ON TRANSFER. To the extent required by Rule 16b-3 of the Exchange Act, no Option shall be transferable by an Optionee other than by operation of law or by will or by the laws of descent or distribution; provided that, if Rule 16b-3 is amended after the Board's adoption of the Plan to permit greater transferability of an Option, the Option hereunder shall be transferable to the fullest extent provided by Rule 16b-3 as so amended. In the event of any Rule 16b-3 permitted transfer of the Option, the transferee shall be entitled to exercise the Option in the same manner and only to the same extent as the Optionee (or his personal representative or the person who would have acquired the right to exercise the Option by bequest or intestate succession) would have been entitled to exercise the Option had the Option not been transferred.

          8. NO STOCKHOLDER RIGHTS. Neither Optionee nor any person entitled to exercise Optionee's rights in the event of Optionee's death shall have any of the rights of a stockholder with respect to the shares of Stock subject to this option except to the extent the certificates for such shares shall have been issued upon the exercise of this option.

          9. NOTICE. Any notice required to be given under the terms of this Agreement shall be addressed to the Company in care of its President at the office of the Company at 553 Old Corvallis Road, Hamilton, Montana 59840, and any notice to be given to Optionee shall be addressed to Optionee at the address given by Optionee beneath Optionee's signature to this Agreement, or such other address as either party to this Agreement may hereafter designate in writing to the other. Any such notice shall be deemed to have been duly given when enclosed in a properly sealed envelope addressed as aforesaid, registered or certified and deposited (postage and registration or certification fee prepaid) in a post office or branch post office regularly maintained by the United States.

          10. SUCCESSORS. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company. Where the context permits, "Optionee" as used in this Agreement shall include Optionee's executor, administrator or other legal representative or the person or persons to whom Optionee's rights pass by will or the applicable laws of descent and distribution.

          11. WITHHOLDING. Optionee agrees to make appropriate arrangements with the Company for satisfaction of any applicable federal, state or local income tax withholding requirements or social security requirements.

          12. APPLICABLE LAW. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Montana.

          IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first written above.

                                        Ribi ImmunoChem Research, Inc.,
                                        a Delaware corporation

                                        By_________________________________

                                        ___________________________________

                                        __________________________,Optionee

                                        Address:

                                     Appendix B

                                        PROXY
                           RIBI IMMUNOCHEM RESEARCH, INC.
             Annual Meeting of Stockholders to be held on April 24, 1996
             This Proxy is Solicited on Behalf of the Board of Directors
     The undersigned hereby appoints Robert E. Ivy and Ronald H. Kullick as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all the shares of common stock of Ribi ImmunoChem Research, Inc., held of record by the undersigned on March 4, 1996, at the Annual Meeting of Stockholders to be held on April 24, 1996, or any adjournment thereof.
     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

1. ELECTION OF DIRECTORS
     [ ] FOR all nominees listed below
     (except as marked to the contrary)

     [ ] WITHHOLD AUTHORITY
     to vote for all nominees listed

Nominees:  J. Cantrell, P. Gerhardt, M. Greene, R. Ivy, T. McGowen, F. Tossberg

     (INSTRUCTIONS: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

     ---------------------------------------------------------------------------

2. PROPOSAL TO ADOPT THE 1996 STOCK OPTION PLAN
     [ ] FOR

     [ ] AGAINST

     [ ] ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                   (Continued and to be SIGNED on the other side)

================================================================================

     Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.


                              Dated _________________________________, 1996

                              _____________________________________________
                                             Signature

                              ______________________________________________
                                             Signature if held jointly

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                     Appendix C



                           Ribi ImmunoChem Research, Inc.
                          List of Graphic Material Omitted
                                From Proxy Statement

                         (Annual Meeting on April 24, 1996)



Omitted Material                             Description

1.  Stockholder Return Performance Graph          Described in table format on
                                                  page 11 of the Proxy Statement
                                                  under "Stockholder Return
                                                  Performance Presentation."